EXHIBIT 23
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   INDEPENDENT AUDITORS' CONSENT
   -----------------------------


   We consent to the incorporation by reference in this Registration Statement of Franklin Electric Co., Inc. on Form S-8 of our report dated January 28, 1999, appearing in the Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 2, 1999.



   /s/ Deloitte & Touche
   ----------------------
   Deloitte & Touche
   Chicago, Illinois
   December 20, 1999